Long-Term Debt	9 Months Ended
Jul. 03, 2016
Debt Disclosure [Abstract]
Long-term Debt [Text Block]
Long-Term Debt
Credit Agreement
On November 2, 2015, the Company entered into a credit facility (the “Credit Agreement”) that provides for an unsecured revolving credit facility in the aggregate principal amount of $500 million, which may be increased from time to time by up to $250 million in the aggregate pursuant to an expansion feature set forth in the Credit Agreement. The Credit Agreement also provides for a letter of credit subfacility of up to $250 million and a swingline subfacility of up to $50 million. The Credit Agreement is scheduled to mature, and the commitments thereunder will terminate, on November 2, 2020.

Under the Credit Agreement, Eurodollar borrowings bear interest at a variable rate equal to an adjusted London interbank offered rate (“Adjusted LIBO Rate”) for a one, two, three, or six month interest period, plus a margin between 1.125% to 1.750%. Other borrowings, including swingline loans, bear interest at a variable rate equal to the greatest of the Prime Rate, the Federal Funds Rate plus 0.5%, and the Adjusted LIBO Rate for a one-month interest period plus 1%, in each case plus a margin of 0.125% to 0.750%. For all borrowings, the applicable margin is based on the Company’s leverage ratio. Additionally, the Company will pay a commitment fee ranging from 0.125% to 0.300%, based on the Company’s leverage ratio, on the average daily amount of the undrawn commitments under the Credit Agreement payable quarterly.

The Credit Agreement includes customary representations and warranties, certain affirmative covenants including the maintenance of certain financial ratios, certain negative covenants including limitations on additional indebtedness and payments as defined in the agreement, and events of default. At July 3, 2016, we were in compliance with all applicable debt covenants. Subject to certain exceptions, obligations under the Credit Agreement are guaranteed by certain of the Company’s material domestic subsidiaries.

During the first quarter of fiscal year 2016, the Company borrowed and repaid $300 million under the Credit Agreement. At July 3, 2016, the Company had no amounts outstanding. Commitment fees paid on undrawn amounts were not material during the forty weeks ended July 3, 2016.

Senior Notes
On December 3, 2015, the Company completed the offering of $1.0 billion of 5.2% senior notes due 2025 (the “Notes”). The Notes were offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States pursuant to Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

The Notes bear interest at a fixed rate equal to 5.2% per year, payable semiannually, and mature on December 3, 2025. The interest rate payable on the Notes is subject to adjustment upon the occurrence of certain credit rating events described in the indenture. The Notes are guaranteed on an unsecured, unsubordinated basis by certain subsidiaries of the Company.

The Notes are subject to customary covenants restricting the Company’s and its subsidiaries’ ability, subject to certain exceptions, to incur debt secured by liens or to enter into sale and leaseback transactions and restricting the Company’s ability to merge or consolidate with another entity or sell substantially all of its assets to another person. Prior to September 3, 2025, the Company may redeem the Notes at the Company’s option at any time either in whole or in part for a redemption price equal to 100% of the aggregate principal amount of the Notes to be redeemed plus the applicable make-whole premium, plus accrued and unpaid interest thereon. On or after September 3, 2025, the Company may redeem the Notes at the Company’s option at any time either in whole or in part for a redemption price equal to 100% of the aggregate principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon.

The components of long-term debt as of the dates indicated were as follows (in millions):

	July 3, 2016	September 27, 2015
5.2% senior notes due 2025	$1,000	$—
Less: unamortized discount and debt issuance costs related to senior notes	(7)	—
Carrying value of senior notes	993	—
Capital lease obligations	59	65
Total long-term debt and capital lease obligations	1,052	65
Less: current installments	(3)	(3)
Total long-term debt and capital lease obligations, less current installments	$1,049	$62

The Notes are recorded at cost net of discount and issuance costs. The effective interest rate of the Notes, which includes interest on the Notes and amortization of discount and issuance costs, is approximately 5.28%. The estimated fair value of the Notes at July 3, 2016, based on observable market prices (Level 2), exceeded the carrying value by approximately $80 million.